WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED AUGUST 8, 2014

TO THE PROSPECTUS DATED MAY 1, 2014 OF

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

In the table titled “Comparing the fund’s classes” the disclosure under the heading “Key features” for Class C1 is replaced with the following:

•	Closed to new purchases (except for certain retirement plan programs)

•	No initial sales charge

•	Does not convert to Class A

•	Generally higher annual expenses than Class A

In the table titled “Comparing the fund’s classes” the disclosure under the heading “Contingent deferred sales charge” for Class C1 is replaced with the following:

None

In the section titled “Sales charges” the disclosure under the heading “Class C1 shares” is replaced with the following:

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares are available for dividend reinvestment and incoming exchanges. You buy Class C1 shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C1 shares that were not subject to a contingent deferred sales charge when initially purchased for Class C1 shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents will receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C1 shares serviced by them.

Please retain this supplement for future reference.

WASX016660